UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 19, 2005


                           Commission File No. 0-11178
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                           UTAH MEDICAL PRODUCTS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                UTAH                                       87-0342734
   -------------------------------                    ------------------
   (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                     Identification No.)


                               7043 South 300 West
                               Midvale, Utah 84047
                               -------------------
                     Address of principal executive offices


Registrant's telephone number:      (801) 566-1200
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             ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

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On April 19, 2005, Utah Medical Products, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1


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                       ITEM 7.01 REGULATION FD DISCLOSURE

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On April 19, 2005, Utah Medical Products, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1


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                                   SIGNATURES

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Pursuant to the requirements of the Securities Exchanges Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           UTAH MEDICAL PRODUCTS, INC.
                                           ---------------------------
                                           REGISTRANT


Date:     4/19/05                          By:  /s/ Kevin L. Cornwell
      ---------------                         -----------------------
                                              Kevin L. Cornwell
                                              CEO



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                                  EXHIBIT INDEX


Index
Number         Description
------         -----------
99.1           Press release issued April 19, 2005: Utah Medical Products
               Announces Earnings Release Date/Time for First Quarter 2005, and
               Conference Call Information